SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported) October 19, 1998

                              Universal Bank, N.A.
                 (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                    (Issuer of the Asset Backed Certificates)
             (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


       Registrants telephone number, including area code (706) 562-2200


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.                 The Certificateholder Statements for the month ending
                  September 30, 1998 for the Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1,
                  Series 1996-2, Series 1996-3, and Series 1997-1
                  Certificates were distributed on October 19, 1998.

Item 6.                 Not Applicable.

Item 7.                 Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

      Exhibit 20.1                  Monthly Servicing Report dated
                                    October 19, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-1.

      Exhibit 20.2                  Monthly Servicing Report dated
                                    October 19, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-2.

      Exhibit 20.3                  Monthly Servicing Report dated
                                    October 19, 1998 with respect to the
                                    Universal Card Master Trust Series 1995-3.

      Exhibit 20.4                  Monthly Servicing Report dated
                                    October 19, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-1.

      Exhibit 20.5                  Monthly Servicing Report dated
                                    October 19, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-2.

      Exhibit 20.6                  Monthly Servicing Report dated
                                    October 19, 1998 with respect to the
                                    Universal Card Master Trust Series 1996-3.

      Exhibit 20.7                  Monthly Servicing Report dated
                                    October 19, 1998 with respect to the
                                    Universal Card Master Trust Series 1997-1.


                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                     By: /s/Meridith Jarrell
                                     Name:  Meridith Jarrell
                                     Title: President & Chief Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              October 19, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-1.

20.2                          Monthly Servicing Report dated
                              October 19, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-2.

20.3                          Monthly Servicing Report dated
                              October 19, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.4                          Monthly Servicing Report dated
                              October 19, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-1.

20.5                          Monthly Servicing Report dated
                              October 19, 1998 with respect to the
                              Universal Card Master Trust
                              Series 1996-2.

20.6                          Monthly Servicing Report dated
                              October 19, 1998 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.7                          Monthly Servicing Report dated
                              October 19, 1998 with respect to the
                              Universal Card Master Trust Series 1997-1.

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                              30-Sep-98
     Distribution Date                           19-Oct-98
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         675,000,000.00     35,625,000.00
     Amount
     Adjusted Invested /Transferor          675,000,000.00     35,625,000.00
     Amount
     Floating Allocation Percentage            90.0000000%        4.7500000%
     Principal Allocation Percentage           90.0000000%        4.7500000%
     Finance Charge Collections               8,877,865.00        468,553.99
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  103,084,201.69      5,440,555.09
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,166,689.23        167,130.82
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 351,310.09         18,541.37
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     675,000,000.00     35,625,000.00

     ------------------------------------------------------------------------
     Group II Information                  Series 1995-2        Series
     Invested Amount                        750,000,000.00              0.00
     Average Rate                                 5.95618%           0.0000%
     Investor Finance Charge Collections     10,254,638.99              0.00
     Investor Principal Collections         114,538,001.88              0.00
     Investor Default Amount Due              3,518,543.59              0.00
     Investor Monthly Interest Due            3,735,589.80              0.00
     Investor Monthly Fees Due                1,250,000.00              0.00
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.95000%          6.10000%
     Investor Monthly Interest Due            3,346,875.00        181,093.75
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              3,346,875.00        181,093.75
     Investor  Default Amount Due             3,166,689.23        167,130.82
     Investor Monthly Fees Due                1,125,000.00         59,375.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                    7,638,564.23        407,599.57
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                          9,257,862.91        487,095.35
     Monthly Interest Paid                    3,346,875.00        181,093.75
     Investor Default Amount Paid             3,166,689.23              0.00
     Excess Spread                            2,744,298.68        306,001.60
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        167,130.82
     Required Amount                                  0.00        167,130.82
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        167,130.82
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00

     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         675,000,000.00     35,625,000.00
     Interest Distribution                    3,346,875.00        181,093.75
     Principal Distribution                           0.00              0.00
     Total Distribution                       3,346,875.00        181,093.75
     Ending Certificate Balance             675,000,000.00     35,625,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                   4.9583            5.0833
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000                4.9583            5.0833
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate


     Delinquencies                             1-30              31-60

     Number of Accounts                            256,841            57,229
     Balance of Accounts                       595,817,405       149,828,766

     31+Days Delinquency Rate                                        3.1896%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          39,375,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor           39,375,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage             5.2500000%       89.9071069%
     Principal Allocation Percentage            5.2500000%       89.9071069%
     Finance Charge Collections                 517,875.46      9,864,294.45
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    6,013,245.10    114,538,001.88
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   184,723.54      3,518,543.59
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  20,493.09        390,344.55
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      39,375,000.00    750,000,000.00
     ------------------------------------------------------------------------
     Group II Information                     Series            Series
     Invested Amount                                  0.00              0.00
     Average Rate                                  0.0000%           0.0000%
     Investor Finance Charge Collections              0.00              0.00
     Investor Principal Collections                   0.00              0.00
     Investor Default Amount Due                      0.00              0.00
     Investor Monthly Interest Due                    0.00              0.00
     Investor Monthly Fees Due                        0.00              0.00
     Investor Additional Amounts Due                  0.00              0.00

     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.93203%
     Investor Monthly Interest Due              207,621.05      3,735,589.80
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                207,621.05      3,735,589.80
     Investor  Default Amount Due               184,723.54      3,518,543.59
     Investor Monthly Fees Due                   65,625.00      1,250,000.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                      457,969.59      8,504,133.39
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           10,254,638.99
     Interest/Principal/Spread                                     28,687.82
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  10.82%
     Base Rate                                                         7.98%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                            538,368.55     10,283,326.81
     Monthly Interest Paid                            0.00      3,527,968.75
     Investor Default Amount Paid                     0.00      3,166,689.23
     Excess Spread                              538,368.55      3,588,668.83
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            167,130.82
     Required Amount                                              167,130.82
     ------------------------------------------------------------------------
     Monthly Interest Paid                      207,621.05        207,621.05
     Investor Default Paid                      184,723.54        351,854.36
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,250,000.00
     Excess Finance Charge Collections                          1,779,193.42
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          39,375,000.00    750,000,000.00
     Interest Distribution                      207,621.05      3,735,589.80
     Principal Distribution                           0.00              0.00
     Total Distribution                         207,621.05      3,735,589.80
     Ending Certificate Balance              39,375,000.00    750,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.2729
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000                5.2729
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate


     Delinquencies                             61-90            91-120

     Number of Accounts                             31,051            20,799
     Balance of Accounts                        92,568,840        63,572,458

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      6.59%
     Beginning Invested /Transferor          84,194,343.50    834,194,343.50
     Amount
     Adjusted Invested /Transferor           84,194,343.50    834,194,343.50
     Amount
     Floating Allocation Percentage            10.0928931%      100.0000000%
     Principal Allocation Percentage           10.0928931%      100.0000000%
     Finance Charge Collections               1,107,357.06     10,971,651.51
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   12,857,935.83    127,395,937.71
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   394,988.62      3,913,532.21
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  43,819.74        434,164.28
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      80,020,895.19    830,020,895.19
     ------------------------------------------------------------------------
     Group II Information                   Group Total
     Invested Amount                        750,000,000.00
     Average Rate                                 5.95618%
     Investor Finance Charge Collections     10,254,638.99
     Investor Principal Collections         114,538,001.88
     Investor Default Amount Due              3,518,543.59
     Investor Monthly Interest Due            3,735,589.80
     Investor Monthly Fees Due                1,250,000.00
     Investor Additional Amounts Due                  0.00
     ------------------------------------------------------------------------

     Delinquencies                             121+              Total

     Number of Accounts                             29,381           395,301
     Balance of Accounts                        97,577,085    999,364,553.93

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    12,651,947,543.04
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,651,947,543.04
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             166,403,381.17
     Total Yield                                    15.78%
     Trust Portfolio Yield                          10.78%
     Principal Collections                1,932,171,721.99
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.27%
     Defaults                                59,355,238.59
     Monthly Default Rate                            5.63%
     Net Monthly Default Rate                        5.01%
     Recoveries                               6,584,824.98
     Adjustments                              4,590,186.92
     New Receivables                      1,932,819,848.15
     Ending Principal  Receivables       12,588,650,243.69
     Balance
     Minimum Series Required Balance        802,500,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,588,650,243.69

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  12,588,650,243.69
     ------------------------------------------------------

     Group:                              Group II
     Series:                             Series 1995-2
     Supplement Date:                    15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 10/19/98 with respect to the performance of the Trust during the month of 09/01/98 to 09/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1 above, per $1,000 original
     certificate principal amount                                     $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates, per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                            $207,621.05
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $12,651,947,543.04
Receivables:
Beginning of the Month Finance Charge Receivables:          $163,185,191.63
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $12,815,132,734.67
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $12,588,650,243.69
End of the Month Finance Charge                             $189,901,107.99
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $12,778,551,351.68


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $11,374,999,999.99

End of the Month Total Transferor Amount                   $1,403,551,351.69


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,828,766.17
   61-90 Days Delinquent                                     $92,568,839.98
   91+ Days Delinquent                                      $161,149,542.32

   Total 31+ Days Delinquent                                $403,547,148.47

Defaulted Accounts During the Month                          $59,355,238.59

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $675,000,000
Class B Initial Invested Amount               $35,625,000
Collateral Initial Invested Amount            $39,375,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                   $675,000,000.00
Class B Invested Amount                    $35,625,000.00
Collateral Invested Amount                 $39,375,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount          $675,000,000.00
Class B Adjusted Invested Amount           $35,625,000.00
Collateral Invested Amount                 $39,375,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,250,000.00


INVESTOR DEFAULT AMOUNT                                       $3,518,543.59


GROUP II INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.95618%
IN GROUP II

GROUP II INVESTOR FINANCE CHARGE COLLECTIONS                 $10,254,638.99
GROUP II INVESTOR ADDITIONAL AMOUNTS                                  $0.00
GROUP II INVESTOR DEFAULT AMOUNT                              $3,518,543.59
GROUP II INVESTOR MONTHLY FEES                                $1,250,000.00
GROUP II INVESTOR MONTHLY INTEREST                            $3,735,589.80


SERIES 1995-2 INFORMATION
SERIES 1995-2 ALLOCATION PERCENTAGE                                    6.59%
SERIES 1995-2 ALLOCABLE FINANCE CHARGE                       $10,971,651.51
COLLECTIONS
SERIES 1995-2 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1995-2 ALLOCABLE DEFAULTED AMOUNT                      $3,913,532.21
SERIES 1995-2 MONTHLY FEES                                    $1,250,000.00
SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS               $127,395,937.71
SERIES 1995-2 REQUIRED TRANSFEROR AMOUNT                     $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                        89.91%

INVESTOR FINANCE CHARGE COLLECTIONS                           $9,864,294.45
INVESTOR DEFAULT AMOUNT                                       $3,518,543.59
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $10,254,638.99
PRINCIPAL ALLOCATIONS PERCENTAGE                                      89.91%
AVAILABLE PRINCIPAL COLLECTIONS                             $114,538,001.88


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           90.00%

    Class A Floating Percentage of          $9,257,862.91
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $9,257,862.91

   Class A Monthly Interest                 $3,346,875.00
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,166,689.23
TOTAL CLASS A EXCESS SPREAD                                   $2,744,298.68

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            4.75%

CLASS B AVAILABLE FUNDS                                         $487,095.35

   Class B Monthly Interest                   $181,093.75
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $306,001.60

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         5.25%

COLLATERAL AVAILABLE FUNDS                                      $538,368.55
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $538,368.55

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $3,588,668.83

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A Investor Chargeoffs                  $0.00

Excess Spread Applied to Class B Required Amount                $167,130.82
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $207,621.05
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral                                $184,723.54
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $1,779,193.42

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $24,978,462.94
 FOR ALL ALLOCATION SERIES

SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-2

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            7.98%                 1
Base Rate (Prior Month)                              7.97%                 1
Base Rate (Two Months Ago)                           7.97%                 1
THREE MONTH AVERAGE BASE RATE                                          7.97%

Series Adj Portfolio Yield (Curr Month)             10.82%                 1
Series Adj Portfolio Yield (Prior Month)            12.24%                 1
Series Adj Port Yield (Two Months Ago)              12.61%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         11.89%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          90.00%

   Class A Principal Collections          $103,084,201.69

CLASS B PRINCIPAL PERCENTAGE                                           4.75%

   Class B Principal Collections            $5,440,555.09

COLLATERAL PRINCIPAL PERCENTAGE                                        5.25%
   Collateral Principal Collections         $6,013,245.10

AVAILABLE PRINCIPAL COLLECTIONS           $114,538,001.88

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-2 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $114,538,001.88
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By /s/ Thomas Donahue
          Name:   Thomas Donahue
           Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                              30-Sep-98
     Distribution Date                           19-Oct-98
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         652,500,000.00     45,000,000.00
     Amount
     Adjusted Invested /Transferor          652,500,000.00     45,000,000.00
     Amount
     Floating Allocation Percentage            87.0000000%        6.0000000%
     Principal Allocation Percentage           87.0000000%        6.0000000%
     Finance Charge Collections               8,581,936.17        591,857.67
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   99,648,061.64      6,872,280.11
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,061,132.92        211,112.62
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 339,599.76         23,420.67
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     652,500,000.00     45,000,000.00

     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.88792%          5.83167%
     Investor Finance Charge Collections     10,254,638.99     13,672,851.99
     Investor Principal Collections         114,538,001.88    152,717,335.84
     Investor Default Amount Due              3,518,543.59      4,691,391.45
     Investor Monthly Interest Due            3,925,278.07      5,183,704.09
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.87750%          5.98750%
     Investor Monthly Interest Due            3,408,950.00        239,500.00
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              3,408,950.00        239,500.00
     Investor  Default Amount Due             3,061,132.92        211,112.62
     Investor Monthly Fees Due                1,087,500.00         75,000.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                    7,557,582.92        525,612.62
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                          8,997,962.88        619,358.97
     Monthly Interest Paid                    3,408,950.00        239,500.00
     Investor Default Amount Paid             3,061,132.92              0.00
     Excess Spread                            2,527,879.96        379,858.97
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        211,112.62
     Required Amount                                  0.00        211,112.62

     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        211,112.62
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         652,500,000.00     45,000,000.00
     Interest Distribution                   10,013,790.62        703,531.26
     Principal Distribution                           0.00              0.00
     Total Distribution                      10,013,790.62        703,531.26
     Ending Certificate Balance             652,500,000.00     45,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                  15.3468           15.6340
     Certificate
     Interest Distribution Per 1,000               15.3468           15.6340
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Accounts Deposit        3,302,420.31        232,015.63
     2nd Collection Accounts Deposit          3,302,420.31        232,015.63
     3rd Collection Accounts Deposit          3,408,950.00        239,500.00
     Quarterly Interest Distribution         10,013,790.62        703,531.26


     Delinquencies                             1-30              31-60

     Number of Accounts                            256,841            57,229
     Balance of Accounts                       595,817,405       149,828,766

     31+Days Delinquency Rate                                        3.1896%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          52,500,000.00    750,000,000.00
     Amount
     Adjusted Invested /Transferor           52,500,000.00    750,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       89.9071069%
     Principal Allocation Percentage            7.0000000%       89.9071069%
     Finance Charge Collections                 690,500.61      9,864,294.45
     Total Yield
     Trust Portfolio Yield
     Principal Collections                    8,017,660.13    114,538,001.88
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   246,298.05      3,518,543.59
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  27,324.12        390,344.55
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      52,500,000.00    750,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.78442%          5.64274%
     Investor Finance Charge Collections     13,672,851.99     13,672,851.99
     Investor Principal Collections         152,717,335.84    152,717,335.84
     Investor Default Amount Due              4,691,391.45      4,691,391.45
     Investor Monthly Interest Due            5,141,704.09      5,015,770.76
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00

     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.93203%
     Investor Monthly Interest Due              276,828.07      3,925,278.07
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                276,828.07      3,925,278.07
     Investor  Default Amount Due               246,298.05      3,518,543.59
     Investor Monthly Fees Due                   87,500.00      1,250,000.00
     Investor Additional Fees Due                    0.00              0.00
     Total                                      610,626.12      8,693,821.66
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           10,322,649.52
     Interest/Principal/Spread                                     17,257.80
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  10.91%
     Base Rate                                                         8.28%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                            722,585.47     10,339,907.32
     Monthly Interest Paid                            0.00      3,648,450.00
     Investor Default Amount Paid                     0.00      3,061,132.92
     Excess Spread                              722,585.47      3,630,324.40
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            211,112.62
     Required Amount                                              211,112.62
     ------------------------------------------------------------------------
     Monthly Interest Paid                      276,828.07        276,828.07
     Investor Default Paid                      246,298.05        457,410.67
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,250,000.00
     Excess Finance Charge Collections                          1,646,085.66
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00

     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          52,500,000.00    750,000,000.00
     Interest Distribution                      276,828.07     10,994,149.95
     Principal Distribution                           0.00              0.00
     Total Distribution                         276,828.07     10,994,149.95
     Ending Certificate Balance              52,500,000.00    750,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.2729
     Certificate
     Interest Distribution Per 1,000                5.2729
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Accounts Deposit                          3,534,435.94
     2nd Collection Accounts Deposit                            3,534,435.94
     3rd Collection Accounts Deposit                            3,648,450.00
     Quarterly Interest Distribution                           10,717,321.88


     Delinquencies                             61-90            91-120

     Number of Accounts                             31,051            20,799
     Balance of Accounts                        92,568,840        63,572,458

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      6.59%
     Beginning Invested /Transferor          84,194,343.50    834,194,343.50
     Amount
     Adjusted Invested /Transferor           84,194,343.50    834,194,343.50
     Amount
     Floating Allocation Percentage            10.0928931%      100.0000000%
     Principal Allocation Percentage           10.0928931%      100.0000000%
     Finance Charge Collections               1,107,357.06     10,971,651.51
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   12,857,935.83    127,395,937.71
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   394,988.62      3,913,532.21
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  43,819.74        434,164.28
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts      80,020,895.19    830,020,895.19
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.81052%          5.76734%
     Investor Finance Charge Collections     13,672,851.99     64,946,046.96
     Investor Principal Collections         152,717,335.84    725,407,345.25
     Investor Default Amount Due              4,691,391.45     22,284,109.41
     Investor Monthly Interest Due            5,162,904.09     24,429,361.09
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Delinquencies                             121+              Total

     Number of Accounts                             29,381           395,301
     Balance of Accounts                        97,577,085    999,364,553.93

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    12,651,947,543.04
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,651,947,543.04
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             166,403,381.17
     Total Yield                                    15.78%
     Trust Portfolio Yield                          10.78%
     Principal Collections                1,932,171,721.99
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.27%
     Defaults                                59,355,238.59
     Monthly Default Rate                            5.63%
     Net Monthly Default Rate                        5.01%
     Recoveries                               6,584,824.98
     Adjustments                              4,590,186.92
     New Receivables                      1,932,819,848.15
     Ending Principal  Receivables       12,588,650,243.69
     Balance
     Minimum Series Required Balance        802,500,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,588,650,243.69

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  12,588,650,243.69
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1995-3
     Supplement Date:                    15-Nov-95

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 10/19/98 with respect to the performance of the Trust during the month of 09/01/98 to 09/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in respect of the Class A
     Certificates per $1,000 original certificate principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.34680555

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.34680555

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1 above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.63402800
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.63402800
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                            $276,828.07
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $12,651,947,543.04
Receivables:
Beginning of the Month Finance Charge Receivables:          $163,185,191.63
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $12,815,132,734.67
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $12,588,650,243.69
End of the Month Finance Charge                             $189,901,107.99
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $12,778,551,351.68


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $11,374,999,999.99

End of the Month Total Transferor Amount                   $1,403,551,351.69


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,828,766.17
   61-90 Days Delinquent                                     $92,568,839.98
   91+ Days Delinquent                                      $161,149,542.32

   Total 31+ Days Delinquent                                $403,547,148.47

Defaulted Accounts During the Month                          $59,355,238.59

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $652,500,000
Class B Initial Invested Amount               $45,000,000
Collateral Initial Invested Amount            $52,500,000
INITIAL INVESTED AMOUNT                                        $750,000,000

Class A Invested Amount                   $652,500,000.00
Class B Invested Amount                    $45,000,000.00
Collateral Invested Amount                 $52,500,000.00
INVESTED AMOUNT                                                $750,000,000


Class A Adjusted Invested Amount          $652,500,000.00
Class B Adjusted Invested Amount           $45,000,000.00
Collateral Invested Amount                 $52,500,000.00
ADJUSTED INVESTED AMOUNT                                       $750,000,000


MONTHLY SERVICING FEE                                         $1,250,000.00


INVESTOR DEFAULT AMOUNT                                       $3,518,543.59


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.76734%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $64,946,046.96
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $22,284,109.41
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $24,429,361.09


SERIES 1995-3  INFORMATION
SERIES 1995-3  ALLOCATION PERCENTAGE                                   6.59%
SERIES 1995-3  ALLOCABLE FINANCE CHARGE                      $10,971,651.51
COLLECTIONS
SERIES 1995-3  ADDITIONAL AMOUNTS                                     $0.00
SERIES 1995-3  ALLOCABLE DEFAULTED AMOUNT                     $3,913,532.21
SERIES 1995-3  MONTHLY FEES                                   $1,250,000.00
SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS              $127,395,937.71
SERIES 1995-3  REQUIRED TRANSFEROR AMOUNT                    $52,500,000.00
FLOATING ALLOCATION PERCENTAGE                                        89.91%
                                                     C-5

INVESTOR FINANCE CHARGE COLLECTIONS                           $9,864,294.45
INVESTOR DEFAULT AMOUNT                                       $3,518,543.59
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $10,322,649.52
PRINCIPAL ALLOCATIONS PERCENTAGE                                      89.91%
AVAILABLE PRINCIPAL COLLECTIONS                             $114,538,001.88


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           87.00%

    Class A Floating Percentage of          $8,997,962.88
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                 $8,997,962.88

   Class A Monthly Interest                 $3,408,950.00
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,061,132.92
TOTAL CLASS A EXCESS SPREAD                                   $2,527,879.96

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            6.00%

CLASS B AVAILABLE FUNDS                                         $619,358.97

   Class B Monthly Interest                   $239,500.00
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $379,858.97

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $722,585.47
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $722,585.47

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $3,630,324.40

Excess Spread Applied to Class A Required Amount
Excess Spread Applied to Class A
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $211,112.62
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $276,828.07
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,250,000.00
Servicing Fee
Excess Spread Applied Collateral                                $246,298.05
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $1,646,085.66

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $24,978,462.94
 FOR ALL ALLOCATION SERIES

SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1995-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.28%                 1
Base Rate (Prior Month)                              8.09%                 1
Base Rate (Two Months Ago)                           8.09%                 1
THREE MONTH AVERAGE BASE RATE                                          8.15%

Series Adj Portfolio Yield (Curr Month)             10.91%                 1
Series Adj Portfolio Yield (Prior Month)            12.26%                 1
Series Adj Port Yield (Two Months Ago)              12.73%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         11.97%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          87.00%

   Class A Principal Collections           $99,648,061.64

CLASS B PRINCIPAL PERCENTAGE                                           6.00%

   Class B Principal Collections            $6,872,280.11

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections         $8,017,660.13

AVAILABLE PRINCIPAL COLLECTIONS           $114,538,001.88

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1995-3  PRINCIPAL SHORTFALL                                    $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

                                                     C-8

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $114,538,001.88
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                              30-Sep-98
     Distribution Date                           19-Oct-98
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              11,179,533.71      1,052,191.41
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,809,735.47     12,217,386.87
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,987,682.74        375,311.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 442,390.49         41,636.75
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00

     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.88792%          5.83167%
     Investor Finance Charge Collections     10,254,638.99     13,672,851.99
     Investor Principal Collections         114,538,001.88    152,717,335.84
     Investor Default Amount Due              3,518,543.59      4,691,391.45
     Investor Monthly Interest Due            3,925,278.07      5,183,704.09
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.81250%          5.94750%
     Investor Monthly Interest Due            4,391,666.67        422,933.33
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,391,666.67        422,933.33
     Investor  Default Amount Due             3,987,682.74        375,311.32
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,796,016.07        931,577.98
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                         11,679,276.20      1,097,082.62
     Monthly Interest Paid                    4,391,666.67        422,933.33
     Investor Default Amount Paid             3,987,682.74              0.00
     Excess Spread                            3,299,926.79        674,149.28
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        375,311.32
     Required Amount                                  0.00        375,311.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        375,311.32
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00

     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                   12,900,520.83      1,242,366.67
     Principal Distribution                           0.00              0.00
     Total Distribution                      12,900,520.83      1,242,366.67
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                  15.1771           15.5296
     Certificate
     Interest Distribution Per 1,000               15.1771           15.5296
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         4,254,427.08        409,716.67
     2nd Collection Accounts Deposit          4,254,427.08        409,716.67
     3rd Collection Accounts Deposit          4,391,666.67        422,933.33
     Quarterly Interest Distribution         12,900,520.83      1,242,366.67


     Delinquencies                             1-30              31-60

     Number of Accounts                            256,841            57,229
     Balance of Accounts                       595,817,405       149,828,766

     31+Days Delinquency Rate                                        3.1896%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       89.9071069%
     Principal Allocation Percentage            7.0000000%       89.9071069%
     Finance Charge Collections                 920,667.48     13,152,392.59
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,690,213.51    152,717,335.84
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   328,397.40      4,691,391.45
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  36,432.16        520,459.40
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.78442%          5.64274%
     Investor Finance Charge Collections     13,672,851.99     13,672,851.99
     Investor Principal Collections         152,717,335.84    152,717,335.84
     Investor Default Amount Due              4,691,391.45      4,691,391.45
     Investor Monthly Interest Due            5,141,704.09      5,015,770.76
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00

     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.93203%
     Investor Monthly Interest Due              369,104.09      5,183,704.09
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                369,104.09      5,183,704.09
     Investor  Default Amount Due               328,397.40      4,691,391.45
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      814,168.16     11,541,762.21
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           13,713,532.69
     Interest/Principal/Spread                                     22,773.41
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  10.85%
     Base Rate                                                         8.22%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                            959,947.29     13,736,306.10
     Monthly Interest Paid                            0.00      4,814,600.00
     Investor Default Amount Paid                     0.00      3,987,682.74
     Excess Spread                              959,947.29      4,934,023.37
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            375,311.32
     Required Amount                                              375,311.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                      369,104.09        369,104.09
     Investor Default Paid                      328,397.40        703,708.72
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          2,194,543.89
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      369,104.09     14,511,991.59
     Principal Distribution                           0.00              0.00
     Total Distribution                         369,104.09     14,511,991.59
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.2729
     Certificate
     Interest Distribution Per 1,000                5.2729
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,664,143.75
     2nd Collection Accounts Deposit                            4,664,143.75
     3rd Collection Accounts Deposit                            4,814,600.00
     Quarterly Interest Distribution                           14,142,887.50


     Delinquencies                             61-90            91-120

     Number of Accounts                             31,051            20,799
     Balance of Accounts                        92,568,840        63,572,458

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.79%
     Beginning Invested /Transferor         112,259,124.66  1,112,259,124.66
     Amount
     Adjusted Invested /Transferor          112,259,124.66  1,112,259,124.66
     Amount
     Floating Allocation Percentage            10.0928931%      100.0000000%
     Principal Allocation Percentage           10.0928931%      100.0000000%
     Finance Charge Collections               1,476,476.08     14,628,868.67
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   17,143,914.44    169,861,250.29
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   526,651.50      5,218,042.95
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  58,426.32        578,885.71
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     106,694,526.92  1,106,694,526.92
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.81052%          5.76734%
     Investor Finance Charge Collections     13,672,851.99     64,946,046.96
     Investor Principal Collections         152,717,335.84    725,407,345.25
     Investor Default Amount Due              4,691,391.45     22,284,109.41
     Investor Monthly Interest Due            5,162,904.09     24,429,361.09
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------


     Delinquencies                             121+              Total

     Number of Accounts                             29,381           395,301
     Balance of Accounts                        97,577,085    999,364,553.93

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    12,651,947,543.04
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,651,947,543.04
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             166,403,381.17
     Total Yield                                    15.78%
     Trust Portfolio Yield                          10.78%
     Principal Collections                1,932,171,721.99
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.27%
     Defaults                                59,355,238.59
     Monthly Default Rate                            5.63%
     Net Monthly Default Rate                        5.01%
     Recoveries                               6,584,824.98
     Adjustments                              4,590,186.92
     New Receivables                      1,932,819,848.15
     Ending Principal  Receivables       12,588,650,243.69
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,588,650,243.69

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  12,588,650,243.69
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1996-1
     Supplement Date:                    30-Apr-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 10/19/98 with respect to the performance of the Trust during the month of 09/01/98 to 09/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in respect of the Class A
     Certificates per $1,000 original certificate principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.17708333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.17708333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1 above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates, per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.52958342
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.52958342
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                            $369,104.09
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $12,651,947,543.04
Receivables:
Beginning of the Month Finance Charge Receivables:          $163,185,191.63
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $12,815,132,734.67
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $12,588,650,243.69
End of the Month Finance Charge                             $189,901,107.99
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $12,778,551,351.68


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $11,374,999,999.99

End of the Month Total Transferor Amount                   $1,403,551,351.69


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,828,766.17
   61-90 Days Delinquent                                     $92,568,839.98
   91+ Days Delinquent                                      $161,149,542.32

   Total 31+ Days Delinquent                                $403,547,148.47

Defaulted Accounts During the Month                          $59,355,238.59

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,691,391.45


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.76734%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $64,946,046.96
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $22,284,109.41
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $24,429,361.09


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                    8.79%
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                       $14,628,868.67
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                      $5,218,042.95
SERIES 1996-1 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS               $169,861,250.29
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        89.91%

INVESTOR FINANCE CHARGE COLLECTIONS                          $13,152,392.59
INVESTOR DEFAULT AMOUNT                                       $4,691,391.45
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $13,713,532.69
PRINCIPAL ALLOCATIONS PERCENTAGE                                      89.91%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,717,335.84


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $11,679,276.20
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $11,679,276.20

   Class A Monthly Interest                 $4,391,666.67
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,987,682.74
TOTAL CLASS A EXCESS SPREAD                                   $3,299,926.79

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,097,082.62

   Class B Monthly Interest                   $422,933.33
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $674,149.28

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $959,947.29
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $959,947.29

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $4,934,023.37
                                                     C-6

Excess Spread Applied to Class A Required Amount
Excess Spread Applied to Class A
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $375,311.32
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $369,104.09
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $328,397.40
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $2,194,543.89

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $24,978,462.94
 FOR ALL ALLOCATION SERIES

SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount
                                                    C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.22%                 1
Base Rate (Prior Month)                              8.03%                 1
Base Rate (Two Months Ago)                           8.03%                 1
THREE MONTH AVERAGE BASE RATE                                          8.09%

Series Adj Portfolio Yield (Curr Month)             10.85%                 1
Series Adj Portfolio Yield (Prior Month)            12.21%                 1
Series Adj Port Yield (Two Months Ago)              12.67%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         11.91%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,809,735.47

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,217,386.87

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,690,213.51

AVAILABLE PRINCIPAL COLLECTIONS           $152,717,335.84

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES
                                                     C-8

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,717,335.84
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-2

     Monthly Report                              30-Sep-98
     Distribution Date                           19-Oct-98
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              11,179,533.71      1,052,191.41
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,809,735.47     12,217,386.87
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,987,682.74        375,311.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 442,390.49         41,636.75
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00

     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.88792%          5.83167%
     Investor Finance Charge Collections     10,254,638.99     13,672,851.99
     Investor Principal Collections         114,538,001.88    152,717,335.84
     Investor Default Amount Due              3,518,543.59      4,691,391.45
     Investor Monthly Interest Due            3,925,278.07      5,183,704.09
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.75750%          5.89750%
     Investor Monthly Interest Due            4,350,111.11        419,377.78
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,350,111.11        419,377.78
     Investor  Default Amount Due             3,987,682.74        375,311.32
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,754,460.51        928,022.43
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                         11,668,384.96      1,093,722.62
     Monthly Interest Paid                    4,350,111.11        419,377.78
     Investor Default Amount Paid             3,987,682.74              0.00
     Excess Spread                            3,330,591.11        674,344.84
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        375,311.32
     Required Amount                                  0.00        375,311.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        375,311.32
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00

     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                   12,778,451.39      1,231,922.22
     Principal Distribution                           0.00              0.00
     Total Distribution                      12,778,451.39      1,231,922.22
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                  15.0335           15.3990
     Certificate
     Interest Distribution Per 1,000               15.0335           15.3990
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         4,214,170.14        406,272.22
     2nd Collection Accounts Deposit          4,214,170.14        406,272.22
     3rd Collection Accounts Deposit          4,350,111.11        419,377.78
     Quarterly Interest Distribution         12,778,451.39      1,231,922.22


     Delinquencies                             1-30              31-60

     Number of Accounts                            256,841            57,229
     Balance of Accounts                       595,817,405       149,828,766

     31+Days Delinquency Rate                                        3.1896%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       89.9071069%
     Principal Allocation Percentage            7.0000000%       89.9071069%
     Finance Charge Collections                 920,667.48     13,152,392.59
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,690,213.51    152,717,335.84
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   328,397.40      4,691,391.45
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  36,432.16        520,459.40
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.78442%          5.64274%
     Investor Finance Charge Collections     13,672,851.99     13,672,851.99
     Investor Principal Collections         152,717,335.84    152,717,335.84
     Investor Default Amount Due              4,691,391.45      4,691,391.45
     Investor Monthly Interest Due            5,141,704.09      5,015,770.76
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00

     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.98203%
     Investor Monthly Interest Due              372,215.20      5,141,704.09
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                372,215.20      5,141,704.09
     Investor  Default Amount Due               328,397.40      4,691,391.45
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      817,279.27     11,499,762.21
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           13,671,532.69
     Interest/Principal/Spread                                     47,582.17
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  10.83%
     Base Rate                                                         8.17%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                            957,007.29     13,719,114.86
     Monthly Interest Paid                            0.00      4,769,488.89
     Investor Default Amount Paid                     0.00      3,987,682.74
     Excess Spread                              957,007.29      4,961,943.24
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            375,311.32
     Required Amount                                              375,311.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                      372,215.20        372,215.20
     Investor Default Paid                      328,397.40        703,708.72
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          2,219,352.65
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00

     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      372,215.20     14,382,588.81
     Principal Distribution                           0.00              0.00
     Total Distribution                         372,215.20     14,382,588.81
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.3174
     Certificate
     Interest Distribution Per 1,000                5.3174
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,620,442.36
     2nd Collection Accounts Deposit                            4,620,442.36
     3rd Collection Accounts Deposit                            4,769,488.89
     Quarterly Interest Distribution                           14,010,373.61


     Delinquencies                             61-90            91-120

     Number of Accounts                             31,051            20,799
     Balance of Accounts                        92,568,840        63,572,458

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.79%
     Beginning Invested /Transferor         112,259,124.66  1,112,259,124.66
     Amount
     Adjusted Invested /Transferor          112,259,124.66  1,112,259,124.66
     Amount
     Floating Allocation Percentage            10.0928931%      100.0000000%
     Principal Allocation Percentage           10.0928931%      100.0000000%
     Finance Charge Collections               1,476,476.08     14,628,868.67
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   17,143,914.44    169,861,250.29
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   526,651.50      5,218,042.95
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  58,426.32        578,885.71
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     106,694,526.92  1,106,694,526.92
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.81052%          5.76734%
     Investor Finance Charge Collections     13,672,851.99     64,946,046.96
     Investor Principal Collections         152,717,335.84    725,407,345.25
     Investor Default Amount Due              4,691,391.45     22,284,109.41
     Investor Monthly Interest Due            5,162,904.09     24,429,361.09
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------


     Delinquencies                             121+              Total

     Number of Accounts                             29,381           395,301
     Balance of Accounts                        97,577,085    999,364,553.93

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    12,651,947,543.04
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,651,947,543.04
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             166,403,381.17
     Total Yield                                    15.78%
     Trust Portfolio Yield                          10.78%
     Principal Collections                1,932,171,721.99
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.27%
     Defaults                                59,355,238.59
     Monthly Default Rate                            5.63%
     Net Monthly Default Rate                        5.01%
     Recoveries                               6,584,824.98
     Adjustments                              4,590,186.92
     New Receivables                      1,932,819,848.15
     Ending Principal  Receivables       12,588,650,243.69
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,588,650,243.69

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  12,588,650,243.69
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1996-2
     Supplement Date:                    17-Sep-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 6/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 10/19/98 with respect to the performance of the Trust during the month of 09/01/98 to 09/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.03347222

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $15.03347222

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1 above, per $1,000 original
     certificate principal amount                                     $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.39902772
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $15.39902772
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses(c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                             $372,215.20
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $12,651,947,543.04
Receivables:
Beginning of the Month Finance Charge Receivables:          $163,185,191.63
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $12,815,132,734.67
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $12,588,650,243.69
End of the Month Finance Charge                             $189,901,107.99
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $12,778,551,351.68


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $11,374,999,999.99

End of the Month Total Transferor Amount                   $1,403,551,351.69


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,828,766.17
   61-90 Days Delinquent                                     $92,568,839.98
   91+ Days Delinquent                                      $161,149,542.32

   Total 31+ Days Delinquent                                $403,547,148.47

Defaulted Accounts During the Month                          $59,355,238.59

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,691,391.45


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.76734%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $64,946,046.96
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $22,284,109.41
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $24,429,361.09


SERIES 1996-2 INFORMATION
SERIES 1996-2 ALLOCATION PERCENTAGE                                    8.79%
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                       $14,628,868.67
COLLECTIONS
SERIES 1996-2 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                      $5,218,042.95
SERIES 1996-2 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS               $169,861,250.29
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        89.91%

INVESTOR FINANCE CHARGE COLLECTIONS                          $13,152,392.59
INVESTOR DEFAULT AMOUNT                                       $4,691,391.45
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $13,671,532.69
PRINCIPAL ALLOCATIONS PERCENTAGE                                      89.91%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,717,335.84


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $11,668,384.96
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $11,668,384.96

   Class A Monthly Interest                 $4,350,111.11
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,987,682.74
TOTAL CLASS A EXCESS SPREAD                                   $3,330,591.11

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,093,722.62

   Class B Monthly Interest                   $419,377.78
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $674,344.84

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $957,007.29
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $957,007.29

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $4,961,943.24

Excess Spread Applied to Class A Required Amount
Excess Spread Applied to Class A
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $375,311.32
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $372,215.20
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $328,397.40
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                        $2,219,352.65
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                    $0.00

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $24,978,462.94
 FOR ALL ALLOCATION SERIES

SERIES 1996-2 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-2

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections
Applied to
Reserve Account
Excess Finance Charge Collections                            $18,419,074.14
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.17%                 1
Base Rate (Prior Month)                              7.98%                 1
Base Rate (Two Months Ago)                           7.98%                 1
THREE MONTH AVERAGE BASE RATE                                          8.04%

Series Adj Portfolio Yield (Curr Month)             10.83%                 1
Series Adj Portfolio Yield (Prior Month)            12.20%                 1
Series Adj Port Yield (Two Months Ago)              12.67%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         11.90%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,809,735.47

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,217,386.87

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,690,213.51

AVAILABLE PRINCIPAL COLLECTIONS           $152,717,335.84

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-2 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,717,335.84
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                              30-Sep-98
     Distribution Date                           19-Oct-98
     ------------------------------------------------------------------------

     Monthly Trust Activity                   Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              11,179,533.71      1,052,191.41
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,809,735.47     12,217,386.87
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,987,682.74        375,311.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 442,390.49         41,636.75
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00

     ------------------------------------------------------------------------
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.88792%          5.83167%
     Investor Finance Charge Collections     10,254,638.99     13,672,851.99
     Investor Principal Collections         114,538,001.88    152,717,335.84
     Investor Default Amount Due              3,518,543.59      4,691,391.45
     Investor Monthly Interest Due            3,925,278.07      5,183,704.09
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.60000%          5.80000%
     Investor Monthly Interest Due            4,231,111.11        412,444.44
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,231,111.11        412,444.44
     Investor  Default Amount Due             3,987,682.74        375,311.32
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,635,460.51        921,089.09
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections               Class A           Class B
     Available Funds                         11,557,765.82      1,083,647.95
     Monthly Interest Paid                    4,231,111.11        412,444.44
     Investor Default Amount Paid             3,987,682.74              0.00
     Excess Spread                            3,338,971.98        671,203.50
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        375,311.32
     Required Amount                                  0.00        375,311.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        375,311.32
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00

     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                            0.00              0.00
     Principal Distribution                           0.00              0.00
     Total Distribution                               0.00              0.00
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                   0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         4,231,111.11        412,444.44
     2nd Collection Accounts Deposit                  0.00              0.00
     3rd Collection Accounts Deposit                  0.00              0.00
     Quarterly Interest Distribution          4,231,111.11        412,444.44


     Delinquencies                             1-30              31-60

     Number of Accounts                            256,841            57,229
     Balance of Accounts                       595,817,405       149,828,766

     31+Days Delinquency Rate                                        3.1896%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       89.9071069%
     Principal Allocation Percentage            7.0000000%       89.9071069%
     Finance Charge Collections                 920,667.48     13,152,392.59
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,690,213.51    152,717,335.84
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   328,397.40      4,691,391.45
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  36,432.16        520,459.40
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.78442%          5.64274%
     Investor Finance Charge Collections     13,672,851.99     13,672,851.99
     Investor Principal Collections         152,717,335.84    152,717,335.84
     Investor Default Amount Due              4,691,391.45      4,691,391.45
     Investor Monthly Interest Due            5,141,704.09      5,015,770.76
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00

     ------------------------------------------------------------------------
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.98203%
     Investor Monthly Interest Due              372,215.20      5,015,770.76
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                372,215.20      5,015,770.76
     Investor  Default Amount Due               328,397.40      4,691,391.45
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      817,279.27     11,373,828.88
     ------------------------------------------------------------------------
     Reallocated Investor Finance Charge Collections           13,545,599.36
     Interest/Principal/Spread                                     44,006.37
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  10.68%
     Base Rate                                                         8.02%
     ------------------------------------------------------------------------
     Application of Collections            CIA Investor          Total
     Available Funds                            948,191.96     13,589,605.73
     Monthly Interest Paid                            0.00      4,643,555.56
     Investor Default Amount Paid                     0.00      3,987,682.74
     Excess Spread                              948,191.96      4,958,367.44
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            375,311.32
     Required Amount                                              375,311.32
     ------------------------------------------------------------------------
     Monthly Interest Paid                      372,215.20        372,215.20
     Investor Default Paid                      328,397.40        703,708.72
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          2,215,776.85
     ------------------------------------------------------------------------
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00

     ------------------------------------------------------------------------
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      372,215.20        372,215.20
     Principal Distribution                           0.00              0.00
     Total Distribution                         372,215.20        372,215.20
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.3174
     Certificate
     Interest Distribution Per 1,000                5.3174
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,643,555.56
     2nd Collection Accounts Deposit                                    0.00
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            4,643,555.56


     Delinquencies                             61-90            91-120

     Number of Accounts                             31,051            20,799
     Balance of Accounts                        92,568,840        63,572,458

     31+Days Delinquency Rate                         0.00 CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.79%
     Beginning Invested /Transferor         112,259,124.66  1,112,259,124.66
     Amount
     Adjusted Invested /Transferor          112,259,124.66  1,112,259,124.66
     Amount
     Floating Allocation Percentage            10.0928931%      100.0000000%
     Principal Allocation Percentage           10.0928931%      100.0000000%
     Finance Charge Collections               1,476,476.08     14,628,868.67
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   17,143,914.44    169,861,250.29
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   526,651.50      5,218,042.95
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  58,426.32        578,885.71
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     106,694,526.92  1,106,694,526.92
     ------------------------------------------------------------------------
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.81052%          5.76734%
     Investor Finance Charge Collections     13,672,851.99     64,946,046.96
     Investor Principal Collections         152,717,335.84    725,407,345.25
     Investor Default Amount Due              4,691,391.45     22,284,109.41
     Investor Monthly Interest Due            5,162,904.09     24,429,361.09
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00
     ------------------------------------------------------------------------

     Delinquencies                             121+              Total

     Number of Accounts                             29,381           395,301
     Balance of Accounts                        97,577,085    999,364,553.93

     Monthly Trust Activity                    Trust
                                              Totals
     Beginning Principal  Receivables    12,651,947,543.04
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,651,947,543.04
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             166,403,381.17
     Total Yield                                    15.78%
     Trust Portfolio Yield                          10.78%
     Principal Collections                1,932,171,721.99
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.27%
     Defaults                                59,355,238.59
     Monthly Default Rate                            5.63%
     Net Monthly Default Rate                        5.01%
     Recoveries                               6,584,824.98
     Adjustments                              4,590,186.92
     New Receivables                      1,932,819,848.15
     Ending Principal  Receivables       12,588,650,243.69
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,588,650,243.69

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  12,588,650,243.69
     ------------------------------------

     Group:                              Group 1
     Series:                             Series 1996-3
     Supplement Date:                    17-Sep-96

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 10/19/98 with respect to the performance of the Trust during the month of 09/01/98 to 09/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in respect of the Class A
     Certificates per $1,000 original certificate principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1 above, per $1,000 original
     certificate principal amount                                     $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates, per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Class B Invested Amount                            $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                            $372,215.20
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                           $12,651,947,543.04
Receivables:
Beginning of the Month Finance Charge Receivables:          $163,185,191.63
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $12,815,132,734.67
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $12,588,650,243.69
End of the Month Finance Charge                             $189,901,107.99
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $12,778,551,351.68


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $11,374,999,999.99

End of the Month Total Transferor Amount                   $1,403,551,351.69


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,828,766.17
   61-90 Days Delinquent                                     $92,568,839.98
   91+ Days Delinquent                                      $161,149,542.32

   Total 31+ Days Delinquent                                $403,547,148.47

Defaulted Accounts During the Month                          $59,355,238.59

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,691,391.45


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.76734%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $64,946,046.96
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $22,284,109.41
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $24,429,361.09


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                    8.79%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                       $14,628,868.67
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED AMOUNT                      $5,218,042.95
SERIES 1996-3 MONTHLY FEES                                    $1,666,666.67
SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS               $169,861,250.29
SERIES 1996-3 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        89.91%

INVESTOR FINANCE CHARGE COLLECTIONS                          $13,152,392.59
INVESTOR DEFAULT AMOUNT                                       $4,691,391.45
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $13,545,599.36
PRINCIPAL ALLOCATIONS PERCENTAGE                                      89.91%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,717,335.84


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $11,557,765.82
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $11,557,765.82

   Class A Monthly Interest                 $4,231,111.11
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,987,682.74
TOTAL CLASS A EXCESS SPREAD                                   $3,338,971.98

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,083,647.95

   Class B Monthly Interest                   $412,444.44
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $671,203.50

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $948,191.96
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $948,191.96

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $4,958,367.44

                                                     C-6

Excess Spread Applied to Class A Required Amount                      $0.00
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $375,311.32
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $372,215.20
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $328,397.40
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $2,215,776.85

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $24,978,462.94
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount
                                                     C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.02%                 1
Base Rate (Prior Month)                              8.02%                 1
Base Rate (Two Months Ago)                           7.98%                 1
THREE MONTH AVERAGE BASE RATE                                          8.01%

Series Adj Portfolio Yield (Curr Month)             10.68%                 1
Series Adj Portfolio Yield (Prior Month)            12.22%                 1
Series Adj Port Yield (Two Months Ago)              12.67%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         11.86%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,809,735.47

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,217,386.87

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,690,213.51

AVAILABLE PRINCIPAL COLLECTIONS           $152,717,335.84

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,717,335.84
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                              30-Sep-98
     Distribution Date                           19-Oct-98

     Monthly Trust Activity                   Class A           Class B

     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         850,000,000.00     80,000,000.00
     Amount
     Adjusted Invested /Transferor          850,000,000.00     80,000,000.00
     Amount
     Floating Allocation Percentage            85.0000000%        8.0000000%
     Principal Allocation Percentage           85.0000000%        8.0000000%
     Finance Charge Collections              11,179,533.71      1,052,191.41
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  129,809,735.47     12,217,386.87
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                 3,987,682.74        375,311.32
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 442,390.49         41,636.75
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                            0.00              0.00
     Reimbursed Principal                             0.00              0.00
     Ending Invested/Transferor Amounts     850,000,000.00     80,000,000.00
     Group I Information                   Series 1995-3     Series 1996-1
     Invested Amount                        750,000,000.00  1,000,000,000.00
     Average Rate                                 5.88792%          5.83167%
     Investor Finance Charge Collections     10,254,638.99     13,672,851.99
     Investor Principal Collections         114,538,001.88    152,717,335.84
     Investor Default Amount Due              3,518,543.59      4,691,391.45
     Investor Monthly Interest Due            3,925,278.07      5,183,704.09
     Investor Monthly Fees Due                1,250,000.00      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Monthly Funding Requirements             Class A           Class B
     Investor Coupon                              5.77750%          5.96750%
     Investor Monthly Interest Due            4,365,222.22        424,355.56
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due              4,365,222.22        424,355.56
     Investor  Default Amount Due             3,987,682.74        375,311.32
     Investor Monthly Fees Due                1,416,666.67        133,333.33
     Investor Additional Fees Due                    0.00              0.00
     Total                                    9,769,571.63        933,000.21

     Reallocated Investor Finance Charge Collections Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections               Class A           Class B
     Available Funds                         11,696,213.19      1,095,418.62
     Monthly Interest Paid                    4,365,222.22        424,355.56
     Investor Default Amount Paid             3,987,682.74              0.00
     Excess Spread                            3,343,308.24        671,063.06
     Monthly Interest Shortfall                       0.00              0.00
     Investor Default Amount Shortfall                0.00        375,311.32
     Required Amount                                  0.00        375,311.32
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00        375,311.32
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                              0.00
     Monthly Interest Paid                            0.00              0.00
     Investor Default Paid                            0.00              0.00
     Outstanding Monthly Interest                     0.00              0.00
     Principal Charge-Offs                            0.00              0.00
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                             Class A           Class B
     Beginning Certificates Balance         850,000,000.00     80,000,000.00
     Interest Distribution                            0.00              0.00
     Principal Distribution                           0.00              0.00
     Total Distribution                               0.00              0.00
     Ending Certificate Balance             850,000,000.00     80,000,000.00
     Pool Factor                               100.000000%       100.000000%
     Total Distribution Per 1,000                   0.0000            0.0000
     Certificate
     Interest Distribution Per 1,000                0.0000            0.0000
     Certificate
     Principal Distribution Per 1,000               0.0000            0.0000
     Certificate

     1st   Collection Account Deposit         4,228,809.03        411,094.44
     2nd Collection Accounts Deposit          4,365,222.22        424,355.56
     3rd Collection Accounts Deposit                  0.00              0.00
     Quarterly Interest Distribution          8,594,031.25        835,450.00


     Delinquencies                             1-30              31-60

     Number of Accounts                            256,841            57,229
     Balance of Accounts                       595,817,405       149,828,766

     31+Days Delinquency Rate                                        3.1896%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner Retained Interest Factor              0.0000%
     Current Month Account Owner Retained Interest Factor            0.0000%

     Monthly Trust Activity                CIA Investor        Investor
                                                               Interest
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor          70,000,000.00  1,000,000,000.00
     Amount
     Adjusted Invested /Transferor           70,000,000.00  1,000,000,000.00
     Amount
     Floating Allocation Percentage             7.0000000%       89.9071069%
     Principal Allocation Percentage            7.0000000%       89.9071069%
     Finance Charge Collections                 920,667.48     13,152,392.59
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   10,690,213.51    152,717,335.84
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   328,397.40      4,691,391.45
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  36,432.16        520,459.40
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                            0.00
     Charged-Off Principal                            0.00
     Reimbursed Principal                             0.00
     Ending Invested/Transferor Amounts      70,000,000.00  1,000,000,000.00
     Group I Information                   Series 1996-2     Series 1996-3
     Invested Amount                      1,000,000,000.00  1,000,000,000.00
     Average Rate                                 5.78442%          5.64274%
     Investor Finance Charge Collections     13,672,851.99     13,672,851.99
     Investor Principal Collections         152,717,335.84    152,717,335.84
     Investor Default Amount Due              4,691,391.45      4,691,391.45
     Investor Monthly Interest Due            5,141,704.09      5,015,770.76
     Investor Monthly Fees Due                1,666,666.67      1,666,666.67
     Investor Additional Amounts Due                  0.00              0.00
     Monthly Funding Requirements          CIA Investor          Total
     Investor Coupon                              5.99989%
     Investor Monthly Interest Due              373,326.31      5,162,904.09
     Investor Outstanding Interest Due                0.00              0.00
     Investor Additional Interest Due                0.00              0.00
     Investor Total Interest Due                373,326.31      5,162,904.09
     Investor  Default Amount Due               328,397.40      4,691,391.45
     Investor Monthly Fees Due                  116,666.67      1,666,666.67
     Investor Additional Fees Due                    0.00              0.00
     Total                                      818,390.38     11,520,962.21

     Reallocated Investor Finance Charge Collections           13,692,732.69
     Interest/Principal/Spread                                     57,390.41
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  10.87%
     Base Rate                                                         8.20%
     Application of Collections            CIA Investor          Total
     Available Funds                            958,491.29     13,750,123.10
     Monthly Interest Paid                            0.00      4,789,577.78
     Investor Default Amount Paid                     0.00      3,987,682.74
     Excess Spread                              958,491.29      4,972,862.58
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            375,311.32
     Required Amount                                              375,311.32
     Monthly Interest Paid                      373,326.31        373,326.31
     Investor Default Paid                      328,397.40        703,708.72
     Investor Additional Amounts Paid                 0.00              0.00
     Servicing Fee Paid                                         1,666,666.67
     Excess Finance Charge Collections                          2,229,160.89
     Reallocated Principal                            0.00              0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     Outstanding Monthly Interest                     0.00
     Principal Charge-Offs                            0.00
     Principal Funding
     Controlled Accumulation Amount                   0.00              0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     Certificates                          CIA Investor          Total
     Beginning Certificates Balance          70,000,000.00  1,000,000,000.00
     Interest Distribution                      373,326.31        373,326.31
     Principal Distribution                           0.00              0.00
     Total Distribution                         373,326.31        373,326.31
     Ending Certificate Balance              70,000,000.00  1,000,000,000.00
     Pool Factor                               100.000000%
     Total Distribution Per 1,000                   5.3332
     Certificate
     Interest Distribution Per 1,000                5.3332
     Certificate
     Principal Distribution Per 1,000               0.0000
     Certificate

     1st   Collection Account Deposit                           4,639,903.47
     2nd Collection Accounts Deposit                            4,789,577.78
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            9,429,481.25


     Delinquencies                             61-90            91-120

     Number of Accounts                             31,051            20,799
     Balance of Accounts                        92,568,840        63,572,458

     31+Days Delinquency Rate                   (2,000.00) CIA Investor
                                                           Interest Reduced
                                                           Margin

     Monthly Trust Activity                 Transferor          Series
                                             Interest         Allocations
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Series Allocation Percentage                                      8.79%
     Beginning Invested /Transferor         112,259,124.66  1,112,259,124.66
     Amount
     Adjusted Invested /Transferor          112,259,124.66  1,112,259,124.66
     Amount
     Floating Allocation Percentage            10.0928931%      100.0000000%
     Principal Allocation Percentage           10.0928931%      100.0000000%
     Finance Charge Collections               1,476,476.08     14,628,868.67
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   17,143,914.44    169,861,250.29
     Discount Percentage
     Discount Option Receivable                       0.00              0.00
     Collections
     Monthly Payment Rate
     Defaults                                   526,651.50      5,218,042.95
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                  58,426.32        578,885.71
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts     106,694,526.92  1,106,694,526.92
     Group I Information                   Series 1997-1      Group Total
     Invested Amount                      1,000,000,000.00  4,750,000,000.00
     Average Rate                                 5.81052%          5.76734%
     Investor Finance Charge Collections     13,672,851.99     64,946,046.96
     Investor Principal Collections         152,717,335.84    725,407,345.25
     Investor Default Amount Due              4,691,391.45     22,284,109.41
     Investor Monthly Interest Due            5,162,904.09     24,429,361.09
     Investor Monthly Fees Due                1,666,666.67      7,916,666.67
     Investor Additional Amounts Due                  0.00              0.00


     Delinquencies                             121+              Total

     Number of Accounts                             29,381           395,301
     Balance of Accounts                        97,577,085    999,364,553.93

     Monthly Trust Activity                    Trust
                                              Totals
     ------------------------------------------------------
     Beginning Principal  Receivables    12,651,947,543.04
     Balance
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,651,947,543.04
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections             166,403,381.17
     Total Yield                                    15.78%
     Trust Portfolio Yield                          10.78%
     Principal Collections                1,932,171,721.99
     Discount Percentage                             0.00%
     Discount Option Receivable                       0.00
     Collections
     Monthly Payment Rate                           15.27%
     Defaults                                59,355,238.59
     Monthly Default Rate                            5.63%
     Net Monthly Default Rate                        5.01%
     Recoveries                               6,584,824.98
     Adjustments                              4,590,186.92
     New Receivables                      1,932,819,848.15
     Ending Principal  Receivables       12,588,650,243.69
     Balance
     Minimum Series Required Balance      1,070,000,000.00
     Special Funding Account Balance                  0.00
     Ending Total Principal Balance      12,588,650,243.69

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts  12,588,650,243.69

     Group:                              Group 1
     Series:                             Series 1997-1
     Supplement Date:                    14-May-97

     MONTHLY STATEMENT
     UNIVERSAL CARD MASTER TRUST
     SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 10/19/98 with respect to the performance of the Trust during the month of 09/01/98 to 09/30/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution
     in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in paragraph
     1 above, per $1,000 original
     certificate principal amount                                     $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect of interest on the Collateral
     Invested Amount                                            $373,326.31
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the
     definition of Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

     UNIVERSAL CARD SERVICES CORP.,
        Servicer

     By /s/ Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer
                                                     C-3

RECEIVABLES  ---

Beginning of the Month Principal                           $12,651,947,543.04
Receivables:
Beginning of the Month Finance Charge Receivables:          $163,185,191.63
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                               $12,815,132,734.67
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                    $12,588,650,243.69
End of the Month Finance Charge                             $189,901,107.99
Receivables:
End of the Month Discounted Receivables:                              $0.00
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                        $12,778,551,351.68


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master Trust Series)        $11,374,999,999.99

End of the Month Total Transferor Amount                   $1,403,551,351.69


DELINQUENCIES AND LOSSES ---
                                                           RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $149,828,766.17
   61-90 Days Delinquent                                     $92,568,839.98
   91+ Days Delinquent                                      $161,149,542.32

   Total 31+ Days Delinquent                                $403,547,148.47

Defaulted Accounts During the Month                          $59,355,238.59

INVESTED AMOUNTS ---

Class A Initial Invested Amount              $850,000,000
Class B Initial Invested Amount               $80,000,000
Collateral Initial Invested Amount            $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                   $850,000,000.00
Class B Invested Amount                    $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount          $850,000,000.00
Class B Adjusted Invested Amount           $80,000,000.00
Collateral Invested Amount                 $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,666,666.67


INVESTOR DEFAULT AMOUNT                                       $4,691,391.45


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.76734%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                  $64,946,046.96
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $22,284,109.41
GROUP 1 INVESTOR MONTHLY FEES                                 $7,916,666.67
GROUP 1 INVESTOR MONTHLY INTEREST                            $24,429,361.09


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                    8.79%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                       $14,628,868.67
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED AMOUNT                      $5,218,042.95
SERIES 1997-1 MONTHLY FEES                                    $1,666,666.67
SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS               $169,861,250.29
SERIES 1997-1 REQUIRED TRANSFEROR AMOUNT                     $70,000,000.00
FLOATING ALLOCATION PERCENTAGE                                        89.91%

                                                     C-5

INVESTOR FINANCE CHARGE COLLECTIONS                          $13,152,392.59
INVESTOR DEFAULT AMOUNT                                       $4,691,391.45
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $13,692,732.69
PRINCIPAL ALLOCATIONS PERCENTAGE                                      89.91%
AVAILABLE PRINCIPAL COLLECTIONS                             $152,717,335.84


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of         $11,696,213.19
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                   $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $11,696,213.19

   Class A Monthly Interest                 $4,365,222.22
   Class A Servicing Fee (if applicable)            $0.00
   Class A Investor Default Amount          $3,987,682.74
TOTAL CLASS A EXCESS SPREAD                                   $3,343,308.24

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,095,418.62

   Class B Monthly Interest                   $424,355.56
   Class B Servicing Fee (if applicable)            $0.00
TOTAL CLASS B EXCESS SPREAD                                     $671,063.06

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                      $958,491.29
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                  $958,491.29

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $4,972,862.58


                                                     C-6

Excess Spread Applied to Class A Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B Required Amount                $375,311.32
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $373,326.31
Monthly
Interest
Excess Spread Applied to Unpaid Monthly                       $1,666,666.67
Servicing Fee
Excess Spread Applied Collateral                                $328,397.40
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                              $0.00
Excess Spread Applied to Other Amounts                        $2,229,160.89
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                    $0.00

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                     $24,978,462.94
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount
                                                     C-7

Excess Finance Charge Collections
Applied to
Reductions of Collateral Invested Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                             $6,559,388.80
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                            8.20%                 1
Base Rate (Prior Month)                              8.00%                 1
Base Rate (Two Months Ago)                           8.02%                 1
THREE MONTH AVERAGE BASE RATE                                          8.07%

Series Adj Portfolio Yield (Curr Month)             10.87%                 1
Series Adj Portfolio Yield (Prior Month)            12.31%                 1
Series Adj Port Yield (Two Months Ago)              12.61%                 1
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         11.93%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections          $129,809,735.47

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections           $12,217,386.87

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections        $10,690,213.51

AVAILABLE PRINCIPAL COLLECTIONS           $152,717,335.84

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES
                                                     C-8

ACCUMULATION ---

Controlled Accumulation Amount                      $0.00
Deficit Controlled Accumulation Amount              $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER             $152,717,335.84
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                           $0.00
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


     UNIVERSAL CARD SERVICES CORP.,
     as Servicer


     By /s/Thomas Donahue
     __________________________________
          Name:   Thomas Donahue
          Title:  Servicing Officer